Vanguard® Mega Cap Growth Index Fund
Schedule of Investments (unaudited)
As of June 30, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.9%)
Basic Materials (0.3%)
	Ecolab Inc.	346,012	93,229
Consumer Discretionary (19.9%)
*	Amazon.com Inc.	9,356,889	2,052,808
*	Tesla Inc.	2,871,418	912,135
*	Netflix Inc.	452,696	606,219
	Costco Wholesale Corp.	475,308	470,526
	McDonald's Corp.	804,061	234,922
*	Uber Technologies Inc.	2,401,095	224,022
	Booking Holdings Inc.	37,275	215,794
	TJX Cos. Inc.	1,317,351	162,680
*	Chipotle Mexican Grill Inc.	1,810,463	101,657
*	O'Reilly Automotive Inc.	1,121,265	101,060
	Marriott International Inc. Class A	309,686	84,609
	Starbucks Corp.	833,774	76,399
*	Airbnb Inc. Class A	560,279	74,147
	Hilton Worldwide Holdings Inc.	211,736	56,394
*	AutoZone Inc.	14,683	54,507
			5,427,879
Consumer Staples (0.3%)
*	Monster Beverage Corp.	1,057,119	66,218
Financials (1.6%)
	S&P Global Inc.	364,352	192,119
	Moody's Corp.	202,808	101,726
	Blackstone Inc.	535,136	80,046
	Aon plc Class A (XNYS)	166,305	59,331
			433,222
Health Care (5.2%)
	Eli Lilly & Co.	900,162	701,703
*	Intuitive Surgical Inc.	406,807	221,063
*	Boston Scientific Corp.	1,733,741	186,221
*	Vertex Pharmaceuticals Inc.	312,823	139,269
	Stryker Corp.	235,060	92,997
	Zoetis Inc.	543,269	84,723
			1,425,976
Industrials (6.5%)
	Visa Inc. Class A	1,807,785	641,854
	Mastercard Inc. Class A	866,495	486,918
*	Boeing Co.	877,857	183,937
	GE Vernova Inc.	325,597	172,290
	Sherwin-Williams Co.	294,125	100,991
	Automatic Data Processing Inc.	277,073	85,449
	Cintas Corp.	275,531	61,408
	Paychex Inc.	308,489	44,873
			1,777,720
Real Estate (1.3%)
	American Tower Corp.	585,317	129,367
	Welltower Inc.	816,113	125,461
	Equinix Inc.	124,829	99,298
			354,126
Technology (63.8%)
[1]	Microsoft Corp.	7,406,195	3,683,915
	NVIDIA Corp.	23,062,129	3,643,586
	Apple Inc.	14,829,278	3,042,523
	Broadcom Inc.	4,768,012	1,314,302
	Meta Platforms Inc. Class A	1,687,456	1,245,494
	Alphabet Inc. Class A	3,760,692	662,747

		Shares	Market Value ($000)
	Alphabet Inc. Class C	2,998,350	531,877
*	Palantir Technologies Inc. Class A	2,372,694	323,446
	Salesforce Inc.	1,010,117	275,449
*	Advanced Micro Devices Inc.	1,851,391	262,712
*	ServiceNow Inc.	233,430	239,985
	Intuit Inc.	300,047	236,326
*	Adobe Inc.	489,766	189,481
*	Palo Alto Networks Inc.	795,018	162,692
	Lam Research Corp.	1,570,121	152,836
*	Crowdstrike Holdings Inc. Class A	290,238	147,821
	KLA Corp.	163,245	146,225
*	MicroStrategy Inc. Class A	320,276	129,465
	Texas Instruments Inc.	582,388	120,915
*	Cadence Design Systems Inc.	355,602	109,579
*	AppLovin Corp. Class A	305,854	107,073
*	Synopsys Inc.	205,381	105,295
	Applied Materials Inc.	545,702	99,902
	Marvell Technology Inc.	1,215,660	94,092
*	Autodesk Inc.	295,070	91,345
	Amphenol Corp. Class A	863,982	85,318
*	Workday Inc. Class A	310,908	74,618
*	Snowflake Inc. Class A	261,604	58,539
*	Fortinet Inc.	549,826	58,128
			17,395,686
Telecommunications (1.0%)
	T-Mobile US Inc.	556,502	132,592
*	Arista Networks Inc.	1,260,366	128,948
			261,540
Total Common Stocks (Cost $18,280,964)			27,235,596
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 4.355% (Cost $49,336)	493,436	49,339
Total Investments (100.1%) (Cost $18,330,300)			27,284,935
Other Assets and Liabilities—Net (-0.1%)			(21,979)
Net Assets (100%)			27,262,956
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $497.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $508 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	September 2025	52	23,809	1,003
E-mini S&P 500 Index	September 2025	11	3,440	122
				1,125
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.

B.	Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At June 30, 2025, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.